UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 9, 2015

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K is being filed to incorporate the following information by reference into Item 15, Indemnification of Directors and Officers, of Part II of the Registration Statement (No. 333-183740) on Form S-3 filed by the Company with the Securities and Exchange Commission.
The following summary is qualified in its entirety by reference to the complete text of any statutes referred to below and the governing documents of the co-registrants.
Delaware Registrants
Delaware Corporations
The bylaws of each of the co-registrants that are Delaware corporations (collectively, the “Delaware Corporate Registrants”) provide that, to the fullest extent permitted by applicable law, the Delaware Corporate Registrant will indemnify any person (and the heirs, executors and administrators of such person) who, by reason of the fact that he is or was a director, officer, employee or agent of the Delaware Corporate Registrant, was or is a party or is threatened to be a party to (a) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Delaware Corporate Registrant), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such action, suit or proceeding, or, (b) any threatened, pending or completed action or suit by or in the right of the Delaware Corporate Registrant to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit. Moreover, any indemnification by the Delaware Corporate Registrant pursuant thereto will not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled. The Delaware Corporate Registrants will, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by an indemnified person prior to final disposition of any proceeding upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if that person is ultimately determined not to be entitled to indemnification under the bylaws of the Delaware Corporate Registrant.
The Delaware Corporate Registrants’ respective bylaws provide that they have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Delaware Corporate Registrant, or is or was serving at the request of the Delaware Corporate Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Delaware Corporate Registrant would have the power to indemnify him against such liability under applicable law.
Pursuant to Section 102(b)(7) of the DGCL, the Delaware Corporate Registrants’ respective certificates of incorporation provide that no director shall be personally liable to the Delaware Corporate Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director except (a) for any breach of the director’s duty of loyalty to the Delaware Corporate Registrant or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions), or (d) for any transaction from which the director derived an improper personal benefit.
Delaware LLCs
Other than the operating agreement of Advantage Health, LLC, which does not contain indemnification provisions, the operating agreements of each of the co-registrants that are Delaware limited liability companies (the “Delaware LLC Registrants”) provide that, to the fullest extent permitted by law and subject to certain enumerated exceptions, the Delaware LLC Registrants will indemnify any person who is a member, manager, officer, director, stockholder, partner, employee, affiliate or representative of the Delaware LLC Registrant, or representative or agent of any of the foregoing, against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative (collectively, “Claims”), in which he may be involved, or threatened to be involved, as a party or otherwise, by reason of his management of the affairs of the Delaware LLC Registrant or which relates to or arises out of the Delaware LLC Registrant or its property, business or affairs. The Delaware LLC Registrants (other than Advantage Health, LLC) will advance expenses of any Claim prior to final disposition of such Claim upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if that person is ultimately determined not to be entitled to indemnification under the operating agreement of the Delaware LLC Registrant.

Except as noted below, the operating agreements of the remaining co-registrants that are limited liability companies organized under the laws of Louisiana, Massachusetts, New Hampshire and South Carolina contain identical provisions.
Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.
Delaware Limited Partnerships
The partnership agreement of Southern Arizona Regional Rehabilitation Hospital, L.P., provides that the partnership will, subject to certain exceptions, indemnify the general partner and its affiliates against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims incurred by them in connection with the partnership. Additionally, the partnership will indemnify the tax matters partner against all claims, liabilities, losses and damages, including judgments, fines and expenses (including attorneys’ fees) incurred by the tax matters partner in connection with (a) any administrative or judicial proceeding with respect to the tax liability of the partners and (b) any civil, criminal or investigative proceeding in which the tax matters partner is involved or threatened to be involved in, solely by virtue of being tax matters partner. The partnership agreement of Western Medical Rehab Associates, L.P., provides that the partnership will, subject to certain exceptions, indemnify each general partner and each affiliate, shareholder, officer, director, employee and agent of each general partner and its affiliates against any claim, loss, liability, damage or expense (including reasonable attorneys’ fees) arising as a result of any act by the foregoing persons. The partnership will advance expenses incurred by any indemnified person as a result of a legal action relating to the performance of duties or services by the indemnified party on behalf of the partnership upon receipt of an undertaking by the indemnified person to repay such expenses if that person is ultimately determined not to be entitled to indemnification under the partnership agreement.
Section 15-110 of the Delaware Revised Uniform Partnership Act provides that subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.
Alabama Registrants
Alabama Corporations
The bylaws of HEALTHSOUTH of Dothan, Inc. (the “Alabama Corporate Registrant”) provide that, to the fullest extent permitted by applicable law, the Alabama Corporate Registrant will indemnify any person (and the heirs, executors and administrators of such person) who, by reason of the fact that he is or was a director, officer, employee or agent of the Alabama Corporate Registrant, was or is a party or is threatened to be a party to (a) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Alabama Corporate Registrant), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such action, suit or proceeding, or (b) any threatened, pending or completed action or suit by or in the right of the Alabama Corporate Registrant to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit. The Alabama Corporate Registrant may advance expenses to a director, officer, employee or agent defending against such an action, proceeding, or suit upon delivery to such registrant of an undertaking by or on behalf of such person to repay the advance if and to the extent he was not entitled to indemnification under the bylaws. Additionally, any indemnification or advancement of expenses by the Alabama Corporate Registrant pursuant to the bylaws will not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.
Sections 10a-2-8.50 to 10a-2-8.58 of the Alabama Business and Nonprofit Entities Code (the “Alabama Code”) give a corporation power to indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if (a) the individual conducted himself in good faith, and (b) the individual reasonably believed: (i) in the case of conduct in his official capacity with the corporation, that the conduct was in its best interests; and (ii) in all other cases, that the conduct was at least not opposed to its best interests, and (c) in the case of any criminal proceeding, the individual had no reasonable cause to believe his conduct was unlawful. Under the Alabama Code, a corporation may not indemnify a director (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by him. In addition, Sections 10A-2-8.52 and 10A-2-8.56 of the Alabama Code state that, to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any proceeding, or of any claim, issue or matter therein, he shall be indemnified against reasonable expenses incurred in connection therewith, notwithstanding that he has not been successful on any other claim, issue or matter in any proceeding.
Alabama LLC
The articles of organization of HealthSouth Rehabilitation Institute of Tucson, LLC (the “Alabama LLC Registrant”) state that, to the fullest extent permitted under the law, (a) each member is entitled to indemnification for any loss, damage, or claim incurred by such member by reason of any act or omission performed or omitted by such member on behalf of the Alabama LLC Registrant, and (b) the Alabama LLC Registrant will advance expenses of an action, proceeding, or suit prior to final disposition of the same upon receipt of an undertaking by or on behalf of the member or manager to repay such amount if that person is not entitled to indemnification under the articles or organization. In addition, the operating agreement of the Alabama LLC Registrant provides that it will indemnify any person who is or was a member of the board, a principal officer, or the tax matters member of the Alabama LLC Registrant against any and all claims, demands and losses if (x) such person conducted himself in good faith, (y) reasonably believed (i) in the case of conduct in his official capacity with the Alabama LLC Registrant, that his conduct was in its best interests and (ii) in all other cases, that his conduct was at least not opposed to its best interests and such person was not found liable in a proceeding charging improper personal gain, and (z) in the case of any criminal proceeding, such person had no reasonable cause to believe his conduct was unlawful. Moreover, any indemnification by the Alabama LLC Registrant pursuant to the provisions of the operating agreement will not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.
Section 10A-5A-4.10 of the Alabama Limited Liability Company Law permits a limited liability company, or a series thereof, to indemnify and hold harmless a member or other person, pay in advance or reimburse expenses incurred by a member or other person.
Florida Registrant
The bylaws of Lakeshore System Services of Florida, Inc. (the “Florida Registrant”) provide that, to the fullest extent permitted by applicable law, the Florida Registrant will indemnify its directors and officers against liabilities, and advance reasonable expenses, incurred in any proceeding, including threatened or pending suits, whether civil, criminal, investigative and whether formal or informal, to which such person is, or is threatened to be made, a party or a witness because of his role as a director or officer. Moreover, the rights to indemnification granted under the bylaws will not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may otherwise be entitled.
Section 607.0831 of the Florida Business Corporation Act (the “Florida Code”) provides, among other things, that a director is not personally liable for monetary damages to a company or any other person for any statement, vote, decision, or failure to act, by the director, unless the director breached or failed to perform his duties as a director and such breach or failure constitutes (a) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) a transaction from which the director derived an improper personal benefit, (c) a circumstance under which the liability provisions of Section 607.0834 of the Florida Code (relating to the liability of the directors for improper distributions) are applicable, (d) willful misconduct or a conscious disregard for the best interest of the company in the case of a proceeding by or in the right of the company to procure a judgment in its favor or by or in the right of a stockholders, or (e) recklessness or an act or omission in bad faith or with malicious purpose or with wanton and willful disregard of human rights, safety or property, in a proceeding by or in the right of someone other than such company or a stockholder.
Section 607.0850 of the Florida Code authorizes, among other things, a company to indemnify any person who was or is a party to any proceeding (other than an action by or in the right of the company) by reason of the fact that he is or was a director, officer, employee or agent of the company (or is or was serving at the request of the company in such a position for any entity) against liability incurred in connection with such proceedings, if he acted in good faith and in a manner reasonably believed to be in the best interests of the company and, with respect to criminal proceedings, had no reasonable cause to believe his conduct was unlawful.
The Florida Code requires that a director, officer or employee be indemnified for actual and reasonable expenses (including attorneys’ fees) to the extent that he has been successful on the merits or otherwise in the defense of any proceeding. Florida law also allows expenses of defending a proceeding to be advanced by a company before the final disposition of the proceedings, provided that the officer, director or employee undertakes to repay such advance if it is ultimately determined that indemnification is not appropriate.

The Florida Code further states that the indemnification and advancement of expenses provided pursuant to Section 607.0850 is not exclusive and that indemnification may be provided by a company pursuant to other means, including agreements or bylaw provisions. Florida law prohibits indemnification or advancement of expenses, however, if a judgment or other final adjudication establishes that the actions of a director, officer or employee constitute (a) a violation of criminal law, unless he had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) a transaction from which such person derived an improper personal benefit, (c) willful misconduct or conscious disregard for the best interests of the company in the case of a derivative action or a proceeding by or in the right of a stockholder, or (d) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Florida Code (relating to the liability of directors for improper distributions) are applicable.
Kentucky Registrant
Section 362 of the Kentucky Revised Statute provides that a partnership shall indemnify every partner in respect of payments made and personal liabilities reasonably incurred by him in the ordinary and proper conduct of its business, or for the preservation of its business or property.
Louisiana Registrant
Section 1315 of the Louisiana Revised Statutes permits a limited liability company, in its articles of organization or in a written operating agreement, to eliminate or limit the personal liability of a member or members, if management is reserved to the members, or a manager or managers, if management is vested in one or more managers, for monetary damages for breach of any duty of diligence, care, judgment or skill and to provide for indemnification of a member or members, or a manager or managers, for judgments, settlements, penalties, fines or expenses incurred because he is or was a member or manager. Notwithstanding the foregoing, the liability of a member or manager shall not be limited or eliminated for the amount of a financial benefit received by a member or manager to which he is not entitled or for an intentional violation of a criminal law.
Massachusetts Registrant
Section 8 of the Massachusetts Limited Liability Company Act (“Massachusetts LLC Law”) provides that, subject to such standards and restrictions, if any, as are set forth in its certificate of organization or written operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Such indemnification may include payment by the limited liability company of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under Massachusetts LLC Law, which undertaking may be accepted without reference to the financial ability of such person to make repayment. Any such indemnification may be provided although the person to be indemnified is no longer a member or a manager. No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the limited liability company. Section 8 of Massachusetts LLC Law also provides that the certificate of organization or a written operating agreement may eliminate or limit the personal liability of a manager for breach of any duty to the limited liability company or to another member or manager.
New Hampshire Registrant
Section 304-C:116 of the New Hampshire Limited Liability Company Act provides that a limited liability company may, subject to such standards and restrictions, if any, as are set forth in its operating agreement, and shall have the power to, indemnify any member or manager or other person made a party to a proceeding or threatened to be made a named defendant or respondent in a proceeding because such member, manager or other person acted on behalf of the limited liability company, against liability for a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding, if (a) the member, manager or person conducted himself in accordance with contractual good faith and (b) the member, manager or person reasonably believed his conduct was not opposed to the best interest of the limited liability company. However, a limited liability company may not indemnify a member, manager or other person under this section (x) in connection with a proceeding by or in the right of the limited liability company in which such person was judged liable to the limited liability company or (y) in connection with any other proceeding charging the person with a breach of the duty of loyalty, whether or not involving action on behalf of the limited liability company, in which such person was adjudged liable for such breach.

South Carolina Registrants
South Carolina Corporation
The bylaws of HEALTHSOUTH Rehabilitation Center, Inc. (the “South Carolina Corporate Registrant”) provide that the South Carolina Corporate Registrant will indemnify each director, officer, employee or agent of the South Carolina Corporate Registrant who is, or is threatened to be made, a party to any action, proceeding or suit, whether administrative, civil, criminal, or investigative (other than any action, proceeding or suit by or on behalf of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the South Carolina Corporate Registrant, or is or was serving at the request of the South Carolina Corporate Registrant in such a capacity of the corporation, against expenses (including attorneys’ fees), fines, judgments, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, proceeding or suit if he reasonably acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the South Carolina Corporate Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the discretion of the board, the South Carolina Corporate Registrant may advance expenses before final disposition of the relevant action, proceeding, or suit in respect of the indemnification provisions set forth in the bylaws.
Under Section 33 of the South Carolina Code of Laws, a corporation may indemnify an individual made a party to a proceeding because he is or was a director or officer against liability incurred in the proceeding if (a) he conducted himself in good faith, (b) he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest, and (ii) in all other cases, that his conduct was at least not opposed to its best interest, and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Unless limited by its articles of incorporation, a corporation must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.
South Carolina LLCs
Section 33-44-403 of the South Carolina Limited Liability Company Act provides that a limited liability company shall indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.
Texas Registrants
Sections 8.101 and 8.105 of the Texas Business Organizations Code (“TBOC”) permit corporations to indemnify a person who was or is a governing person, officer, employee or agent of such corporation or who serves at the corporation’s request as a representative of another enterprise, organization or employee benefit plan (an “outside enterprise”), who was, is, or is threatened to be named a respondent in a legal proceeding by virtue of such person’s position in the corporation or in an outside enterprise, but only if the person acted in good faith and reasonably believed, in the case of conduct in the person’s official capacity, that the conduct was in or, in the case of all other conduct, that the conduct was not opposed to the corporation or outside enterprise’s best interest, and, in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful. A person may be indemnified within the above limitations against judgment and expenses that are reasonable and actually incurred by the person in connection with the proceeding; however, indemnification is limited to reasonable expenses actually incurred in a proceeding in which the person is found liable to the corporation or is found to have improperly received a personal benefit and shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation, breach of the person’s duty of loyalty owed to the corporation or an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. Indemnification pursuant to Section 8.101 of the TBOC can be made by the corporation only upon a determination made in the manner prescribed by Section 8.103 of the TBOC that indemnification is proper in the circumstances because the party seeking indemnification has met the applicable standard of conduct for such indemnification.
Section 8.051 of the TBOC requires a corporation to indemnify a governing person, former governing person or person serving an outside enterprise at the corporation’s request against reasonable expenses incurred in connection with a proceeding in which the person is a respondent because of the person’s corporate position, if the person was wholly successful, on the merits or otherwise, in the defense of the proceeding.
Under certain circumstances, a corporation may also advance expenses to any of the above persons.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION
By:	/s/ John P. Whittington
Name:	John P. Whittington
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: March 9, 2015